Exhibit 10.18(b)

PRELIMINARY TENANT IMPROVEMENT ELECTRICAL INFRASTRUCTURE SUMMARY

DATE:	05-24-2010
PROJECT:	BOOT BARN
BUILDING:	15776 LAGUNA CANTON RD.
SUITE #:	—
SPACE PLAN:	—

SERVICE EQUIPMENT:

E1	ELECTRICAL SERVICE — 2000 AMP METER / MAIN	EXISTING

STANDARD DISTRIBUTION:

E9	LIGHTING CONTROL PANEL — (10 — RELAYS)	EXISTING

E10	277 / 480 VOLT, 3 PHASE, 4 WIRE PANEL	EXISTING
(1) — (255 AMPS PANEL BOARD “1HA”)

E11	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 75 KVA (“T1” K–13 RATED)

E12	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS PANEL BOARD “1LA”)

E13	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS PANEL BOARD “1LB”)

E14	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 75 KVA (“T3” K–13 RATED)

E15	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS WITH 200 AMP MCB PANEL BOARD “3LA”)

E16	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 75 KVA (“T4” K–13 RATED)

E17	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS WITH 200 AMP MCB PANEL BOARD “4LA”)

E18	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 75 KVA (“T5” K–13 RATED)

E19	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 75 KVA (“T6” K–13 RATED)

E20	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 150 KVA (“T7” K–13 RATED)

E21	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS PANEL BOARD “5LA”)

E22	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 250 AMPS PANEL BOARD “6LA”)

E23	TRANSFORMER — 480 PRIMARY TO 120/206 VOLT SECONDARY	EXISTING
(1) 150 KVA (“T2” K–13 RATED)

E24	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS PANEL BOARD “2LA”)

E25	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 225 AMPS PANEL BOARD “2LC”)

E26	120 / 206 VOLT, 3 PHASE, 4 WIRE PANELS.	EXISTING
(1) — 100 AMPS PANEL BOARD “2LB”)

MISC. ITEMS:

E31

ALLOW FOR (1) 120 VOLT, 20 AMP BREAKER AND (1) DEDICATED DUPLEX RECEPTACLE AND (1) PHONE / DATA DEVICE PER EACH COPIER, FAX AND PRINTER LOCATION. REFER TO ARCHITECTURAL PLAN FOR QUANTITIES. (LANDLORD / ENGINEER ASSUMPTION)

E32	CONTRACTOR TO ALLOW FOR 1/2“C.O. FROM THERMOSTAT LOCATION TO 6” ABOVE CEILING. (LANDLORD / ENGINEER ASSUMPTION)

E33	ALLOW FOR A 4 CIRCUIT, 8 WIRE FURNITURE SYSTEM PER (8) WORKSTATIONS. REFER TO ARCHITECTURAL PLAN FOR QUANTITIES AND LOCATIONS. (LANDLORD / ENGINEER ASSUMPTION)

E34

ALLOW PRICING TO RELOCATE EXISTING EXIT SIGNS AS REQUIRED WITH REMODEL ALLOW FOR THE IRVINE COMPANY STANDARD TYPE “16” AS REQUIRED. REFER TO ARCHITECTURAL DRAWINGS FOR QUANTITIES AND LOCATIONS. (LANDLORD / ENGINEER ASSUMPTION)

E35

ALL PRICING TO RELOCATE EXISTING LIGHT FIXTURES AS REQUIRED WITH REMODEL ALLOW FOR NEW 2X4 PRISMATIC THE IRVINE COMPLAINT STANDARD TYPE “3” AS REQUIRED WITH REMODEL REFER TO ARCHITECTURAL DRAWINGS FOR QUANTITIES AND LOCATIONS. (LANDLORD / ENGINEER ASSUMPTION)

E36	ELECTRICAL CONTRACTOR TO ALLOW FOR LIGHTING FIXTURES TO BE APPROXIMATELY (1) PER 80 SQUARE FEET.

E37	PROVIDE PRICING TO DEMOLISH ALL ASSOCIATED CONDUIT, WIRING AND RECEPTACLE LOCATIONS ASSOCIATED WITH ANY WALLS BEING DEMOLISHED.

E38

ALLOW FOR THE DEMOLITION OF FURNITURE SYSTEM FLOOR CORES WERE REQUIRED. REMOVE CONDUIT AND CONDUCTORS BACK TO PANEL BOARD(S). REFER TO ARCHITECTURAL DRAWINGS FOR QUANTITIES AND LOCATIONS. (LANDLORD / ENGINEER ASSUMPTION)

E39	PROVIDE ALL NEW POWER DEVICES AND LIGHT SWITCH LOCATIONS TO MATCH EXISTING (LANDLORD / ENGINEER ASSUMPTION)

E40	ELECTRICAL CONTRACTOR TO ALLOW FOR THE DEMOLISHING OF ALL EXISTING NON BUILDING STANDARD EXIT SIGNS AND ALLOW FOR NEW TIC BUILDING STANDARD WHITE EXIT SIGNS.

GENERAL NOTE:

E45	ELECTRICAL CONTRACTOR TO REFER TO MECHANICAL, PLUMBING AND ARCHITECTURAL NOTES FOR ADDITIONAL INFORMATION.

ABOVE STANDARD (IN ADDITION TO STANDARD ITEMS) POWER REQUIREMENTS:

TELE ROOM

E48

•      ALLOW FOR (1) 206 VOLT, 2 POLE, 50 AMP BREAKER FOR HARDWIRED UPS EQUIPMENT. REFER TO ARCHITECTURAL NOTES FOR FURTHER INFORMATION (LANDLORD / ENGINEER ASSUMPTION)

•      ALLOW FOR (1) 4 X 8 FIRE RATED PLYWOOD TELEPHONE BACKBOARD. (LANDLORD / ENGINEER ASSUMPTION

•      ALLOW FOR (1) 3/4” CONDUIT WITH 1/1/0 LG. FROM GROUNDING BUS BAR (CHATSWORTH /13622-010) TO BUILDING MAN SERVICE GROUND. (LANDLORD / ENGINEER ASSUMPTION)

•      ALLOW FOR (1) 4” CONDUIT TO MAN BUILDING ELECTRICAL ROOM MPOE (LANDLORD /ENGINEER ASSUMPTION)

•      ALLOW FOR (1) 120 VOLT, 20 AMP BREAKER AND (1) DEDICATED DOUBLE DUPLEX RECEPTACLE FOR TELEPHONE BACKBOARD POWER (LANDLORD / ENGINEER ASSUMPTION)

•      ALLOW FOR (2) 4” CONDUIT SLEEVES TO ACCESSIBLE 1ST FLOOR CEILING SPACE (LANDLORD / ENGINEER ASSUMPTION)

FIRE ALARM SYSTEM:

E49

ELECTRICAL CONTRACTOR TO CONFIRM WITH THE APPROVED IRVINE COMPANY FIRE ALARM VENDOR IF THE EXISTING FIRE LIFE SAFETY SYSTEM MEETS CURRENT CODE REQUIREMENTS. IF EXISTING FIRE ALARM SAFETY SYSTEM DOES NOT MEET CURRENT CODE REQUIREMENTS, CONTRACTOR TO INCLUDE ALL COSTS ASSOCIATED WITH UPGRADING THE EXISTING SYSTEM AS REQUIRED TO ALLOW FOR A CODE MINIMUM CENTRAL MONITORING SYSTEM. (LANDLORD / ENGINEER ASSUMPTION)

ALTERNATE NOTES:

☒

ELECTRICAL CONTRACTOR TO PROVIDE PRONG TO DEMOUSH LIGHTING CONTROL PANEL AND PROVIDE ALL NEW HARD WALL OFFICES WILL HAVE DUAL RELAY WALL MOUNTED OCCUPANCY SENSORS AND OPEN OFFICE AREA’S WILL HAVE CEILING MOUNTED OCCUPANCY SENSORS. (LANDLORD / ENGINEER ASSUMPTION)

CAPITAL NOTES:

☒ ELECTRICAL CONTRACTOR TO PROVIDE PRONG TO DEMOLISH ALL EXISTING CEILING AND WILL MOUNTED SECURITY ACCESS CONTROL DEVICES, CALL BOXES, CARD READERS, CONDUIT AND CABLING.

☒☒ ALLOW FOR THE DEMOUSHING ALL EXISTING TELE/DATA CABLING/DEVICES THROUGHOUT.

MECHANICAL ENGINEERING NOTES

MECHANICAL DEMOLITION

1.              REMOVE (4) EXISTING COMBINATION SMOKE AND FIRE CHAMPERS, RECONNECT DUCTWORK AND CAP OPENINGS.

2.              REMOVE ALL EXISTING THERMOSTATS (MINIMUM 26).

MECHANICAL NOTES

1.              MODIFY EXISTING AIR DISTRIBUTION INCLUDING RELOCATION OF CEILING DIFFUSERS, AND RETURN AIR REGISTERS TO CONFORM TO THE LATEST ARCHITECTURAL SPACE PLANS

2.              PROVIDE ROOF MOUNTED UPBLAST EXHAUST FAN, 400 CFM AT 0.25” TSP, COOK MODEL ACRUB OR EQUAL, FOR OFFICE 228. FAN SHALL BE PROVIDED COMPLETE WITH BACKDRAFT DAMPER AND ROOF CURB. PROVIDE EXHAUST INTAKE DUCT AND AIR DISTRIBUTION. FANS SHALL BE LOCATED WITHIN THE EXISTING ROOF SCREEN AREA. PROVIDE LINE VOLTAGE THERMOSTAT.

3.              PROVIDE THE FOLLOWING THERMAFUSERS WITH ALL ASSOCIATED CONTROLS:

(2) SIZE 12

(4) SIZE 10

4.              CLEAN ALL SUPPLY AND RETURN CEILING REGISTERS. REPAINT AS REQUIRED

5.              PROVIDE ALLOWANCE FOR REBALANCING ALL SUPPLY DIFFUSERS, RETURN AIR REGISTERS AND ROOFTOP UNITS WITHIN THE SCOPE OF WORK.

PLUMBING NOTES

1.              REMOVE EXISTING GARBAGE DISPOSER AND PROVIDE T.I.C. STANDARD GARBAGE DISPOSAL AT EXISTING FIRST FLOOR SINK.

CAPITAL ALTERNATES

C1.     REPLACE 26 THERMOSTATS AT EXISTING AC UNITS TO TIC STANDARD EMS THERMOSTATS CONTRACTOR TO COORDINATE COST AND SCOPE OF WORK WITH AAS (714) 692-9003.

C2.     PROVIDE ALLOWANCE FOR INSTALLATION OF 110 VOLUME DAMPERS AT RETURN AIR REGISTERS OR DUCTS TO ALLOW AIR BALANCING.

C3.     PROVIDE ALLOWANCE FOR INSTALLATION OF 26 SMOKE DETECTORS ON EXISTING ROOFTOP UNITS.

C4.     CONTRACTOR TO PROVIDE ALLOWANCE TO REPLACE DAMAGED FLEXIBLE DUCTWORK FOR APPROXIMATELY 10,000 SQUARE FEET AREA. NEW DUCTWORK SHALL BE INSULATED PREFABRICATED SPIRAL SHEET METAL CONFORMING TO SMACNA STANDARD.

GENERAL NOTES

1.1       VERIFY EXISTING CONDITIONS AND NOTIFY H. HENDY ASSOCIATES OF ANY DISCREPANCIES.

1.2       PROVIDE PROTECTION AT ALL PENETRATIONS IN FIRE RATED WALLS TO MAINTAIN FIRE RATING.

DEMOLITION NOTES

2.1       DEMOLISH EXISTING MILLWORK.

PARTITIONS, DOORS, GLAZING NOTES

3.1       REPAIR EXTERIOR WINDOW COVERINGS.

3.2       PROVIDE 24” WIDE X HEIGHT OF DOOR SIDELIGHT WITH 1/4” CLEAR TEMPERED GLASS IN BUILDING STANDARD WESTERN INTEGRATED CLEAR ANODIZED ALUMNUM FRAME INTEGRAL TO DOOR FRAME.

3.3       EXISTING GLAZING TO REMAIN.

3.4       PROVIDE GYP. BOARD CASED OPENING.

3.5       CONTRACTOR TO RELOCATE EXISTING GLAZING ASSEMBLY TO LOCATION SHOWN.

MILLWORK NOTES

4.1       EXISTING MILLWORK TO REMAIN.

4.2       EXISTING MILLWORK TO REMAIN. PROVIDE NEW COUNTERTOP.

4.3       ROOM 123: PROVIDE + 11’-0” OF UPPER AND LOWER PLASTIC LAMINATE CABINETS, COUNTERTOP. BACK SPLASH, ADJUSTABLE SHELVES AND CONCEALED HINGES WITH MELAMINE INTERIOR. PROVIDE (1) BANK OF DRAWERS.

4.4       ROOM 121: PROVIDE + 10’-0” OF UPPER AND LOWER PLASTIC LAMINATE CABINETS, COUNTERTOP, BACK SPLASH, ADJUSTABLE SHELVES AND CONCEALED HINGES WITH MELAMINE INTERIOR. PROVIDE (1) BANK OF DRAWERS.

POWER & COMMUNICATION NOTES

5.1       TELEPHONE/DATA CABLING AND COVERPLATES TO BE PROVIDED AND INSTALLED BY TENANT. COLOR T.B.D.

5.2       PROVIDE LIGHT SENSORS PER TITLE 24. PAIRED IN DOUBLE GANG BOX, WHITE PLASTIC COVER, 42” A.F.F. TO SWITCH CENTER LINE.

5.3       PROVIDE REQUIRED RATED BOX/INSTALLATION AT RATED WALLS.

5.4       EXISTING ELECTRICAL TO REMAIN U.N.O.

5.5       EXISTING FLOOR CORE TO REMAIN. PROVIDE (1) 1-1/4” CONDUIT FROM FLOOR BOX TO TENANT PROVIDED PLASMA SCREEN.

LIGHT & CEILING NOTES

6.1       PROVIDE ADEQUATE HVAC AND ZONING AS REQUIRED FOR PROPOSED LAYOUT. THERMOSTAT SHALL BE PROVIDED WITH SET POINT AS REQUIRED BY TITLE 24. CEILING DIFFUSERS AND RETURN PERFORATED FACE WITH 2x4 CEILING GRID. DISTRIBUTION, DROPS, BOX FROM SHELL SUPPLY MAIN LOOP.

6.2       PROVIDE FIRE DAMPERS AT ALL DUCT PENETRATIONS THROUGH ONE HOUR-RATED PARTITIONS.

6.3       DISTRIBUTE NEW BUILDING STANDARD FIRE SPRINKLERS (PENDANT SATIN CHROME PLATED, RECESSED HEADS, ADJUSTABLE CANOPIES, LOCATED AT CENTER OF SCORED CEILING TILE. CEILING DROPS FROM SHELL SUPPLY LOOP). AS REQUIRED FOR PROPOSED LAYOUT.

6.4       PROVIDE (12 TOTAL) NEW 2 x 4 FLUORESCENT 3 LAMP ENERGY SAVING BALLAST, PRISMATIC LENS FIXTURE. MATCH EXISTING.

6.5       PROVIDE (3) NEW BUILDING STANDARD ILLUMINATED EXIT SIGNS. (1ST FLOOR) MATCH EXISTING.

6.6       CONTRACTOR TO EXTEND EXISTING ACOUSTICAL GRID AND TILE, IN LOCATION SHOWN.

FINISHES NOTES

7.1       CONTRACTOR TO LEVEL FLOOR WHERE VCT OR TILE ARE SPECIFIED.

7.2       PROVIDE VINYL TRANSITION STRIP AT VCT/CARPET TRANSITIONS.

7.3       CONTRACTOR TO PATCH AND REPAIR CONCRETE FLOOR AS REQUIRED, TO RECEIVE NEW FINISHES.

7.4       EXISTING FINISHES TO REMAIN CLEAN CERAMIC TILE ROOMS; 124, 125, 218, 222, 223

SPECIALTIES NOTES

8.1       PROVIDE BUILDING STANDARD KEYING ~~AND TENANT SIGNAGE ALLOWANCE~~

8.2       PROVIDE NEW EXTERIOR GALVENIZED CHAIN LINK FENCING WITH BLACK VINYL SLATS. FENCE TO BE 6’ - 0” TALL PROVIDE (1) 32” WIDE SLIDING GATE WITH GUIDE TRACK ON GROUND AND (2) TELESCOPING/SWINGING GATES 12’ - 0” WIDE EACH.

8.3       VERIFY OPERATING CONDITION OF ALL EXTERIOR ROLL UP DOORS.

8.4       EXISTING SHOWER TO REMAIN.

8.5       CONTRACTOR TO PROVIDE NEW CONCRETE SIDEWALK (5’ - 0”W X 6’ - 0” LONG) TO ALIGN WITH EXISTING PAVER.

ALTERNATE NOTES

FINISH LEGEND

ITEM:	CARPET
MFR:	J & J INVISION
STYLE:	MERGE
COLOR/No.:	Z6356 / T.B.D.
INSTALLATION:	DIRECT GLUE - DOWN, STAIRS TO BE OVER PAD
CONTRACT:

ITEM:	18’ X 18’ VINYL COMPOSITION TILE
MFR:	ARMSTRONG
STYLE:	STANDARD EXCELON
COLOR/No.:	TND
INSTALLATION:	PER. MFR. SPECS.
CONTRACT:

ITEM:	WALL PAINT (FLAT)
MFR:	BENJAMIN MOORE
STYLE:	AC - 40
COLOR/No.:	GLAZIER WHITE
INSTALLATION:	MINIMUM 2-COATS OVER PRIMER
CONTRACT:

ITEM:	ACCENT WALL
MFR:	FRAZEE
STYLE:
COLOR/No.:	8684M/OAK PLAZA
INSTALLATION:	MINIMUM 2-COATS OVER PRIMER
CONTRACT:

ITEM:	RUBBER BASE (COVED)
MFR:	BURKE MERCER
STYLE:	2 1/2” BASE
COLOR/No.:	TO BE SELECTED
INSTALLATION:	PER. MFR. SPECS.
CONTRACT:

ITEM:	PLASTIC LAMINATE
MFR:	NEVAMAR
STYLE:	TAXTURED
COLOR/No.:	SMOKY WHITE/#S-7-27T
INSTALLATION:	PER. MFR. SPECS.
CONTRACT:

ELECTRICAL LEGEND

	TYPE:	DUPLEX OUTLET
	POWER:	120V, 20 AMP
	MOUNTING:	18” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	DUPLEX OUTLET (COPIER)
	POWER:	120V, 20 AMP, SEPARATE CIRCUIT
	MOUNTING:	18” A.F.F., U.N.O
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	FOURPLEX OUTLET
	POWER:	120V, 20 AMP
	MOUNTING:	18” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	FOURPLEX OUTLET
	POWER:	120V, 20 AMP, SEPARATE CIRCUIT
	MOUNTING:	18” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	DUPLEX OUTLET
	POWER:	120V, 20 AMP
	MOUNTING:	42” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	DUPLEX OUTLET
	POWER:	120V, 20 AMP, SEPARATE CIRCUIT
	MOUNTING:	42” A.F.F., U.N.O
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	FOURPLEX OUTLET
	POWER:	120V, 20 AMP
	MOUNTING:	42” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	DUPLEX OUTLET GFI
	POWER:	120V, 20 AMP
	MOUNTING:	42” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
NOTES:

	TYPE:	TELEPHONE DATA OUTLET
	POWER:	N/A
	MOUNTING:	18” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
	NOTES:	2 S BOX SIZE PROVIDE RING AND PULL STRING
(COVERPLATE BY TENANT’S VENDOR)

	TYPE:	TELEPHONE DATA OUTLET
	POWER:	N/A
	MOUNTING:	42” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
	NOTES:	2 S BOX SIZE PROVIDE RING AND PULL STRING
(COVERPLATE BY TENANT’S VENDOR)

	TYPE:	TELEPHONE OUTLET
	POWER:	N/A
	MOUNTING:	48” A.F.F., U.N.O.
	COLOR:	SEE NOTE #1 BELOW
	NOTES:	2 S BOX SIZE PROVIDE RING AND PULL STRING
(COVERPLATE BY TENANT’S VENDOR)

PROVIDE J-BOX FOR BASE FEEDS AT WALLS/COLUMNS 4 CIRCUIT, 8 WRE CONFIGURATION ASSUMED U.O.N. (1) 400 WATT COMPUTER PER WORKSTATION, MAX 8 WORKSTATIONS PER J-BOX, U.O.N.

PROVIDE J-BOX FOR FLUSH FLOOR MOUNTED FLOOR FEED 4 CIRCUIT, 8 WRE CONFIGURATION ASSUMED U.O.N. (1) 400 WATT COMPUTER PER WORKSTATION, MAX 8 WORKSTATIONS PER J-BOX, U.O.N.

FLUSH FLOOR MOUNTED FLOOR FEED G.C. TO PROVIDE HARD-WRE CONNECTION

FLUSH FLOOR MOUNTED COMBINATION ELECTRICAL DUPLEX & TELEPHONE/DATA. SEE ELECTRICAL

CARD READER IS LOW VOLTAGE WRING BY TENANT. GENERAL CONTRACTOR TO PROVIDE FLUSH 4S BOX WITH SINGLE P_RING WITH CONDUIT AT EACH LOCATION. MOUNT AT +40” A.F.F. COORDINATE WITH CUSTOMER FOR ANY ADDITIONAL REQUIREMENTS- SEE ELECTRICAL

4’ X 8’ FIRE RETARDANT TREATED PLYWOOD BACKBOARD, PANT TO MATCH ADJACENT PARTITION

(N)	NEW

(W)	WALL MOUNTED AT 48” A.F.F.

NOTE:
1.	ALL RECEPTACLES AND COVER PLATES TO BE (WHITE, IVORY, ALMOND, GREY, BROWN, BLACK).

CONSTRUCTION LEGEND

EXISTING PARTITION TO REMAIN.

EXISTING PARTITION TO BE REMOVED.

NEW INTERIOR PARTITION: 2-1/2” X 25 GAUGE METAL STUD FRAMING AT 24” O.C. WITH ONE LAYER 5/8” TYPE ‘X’ GYP. BOARD EACH SIDE TO UNDERSIDE OF SUSPENDED CEILING. PROVIDE SEISMIC BRACING TO STRUCTURE ABOVE.

NEW INTERIOR PARTITION: 2-1/2” X 25 GAUGE METAL STUD FRAMING AT 24” O.C. WITH ONE LAYER 5/8” TYPE ‘X’ GYP. BOARD EACH SIDE TO UNDERSIDE OF SUSPENDED CEILING. PROVIDE SEISMIC BRACING TO STRUCTUR ABOVE.

NEW 1/4” COPPER WATER LINE WITH SHUT-OFF VALVE FOR REFRIGERATOR ICE, ICE MAKER AND COFFEE MAKER (MILL WORKER TO DRILL HOLE IN COUNTER TOP FOR TUBING AT COFFEE MAKER LOCATIONS WITH SHUT-OFF INSTALLED UNDER COUNTER).

NEW BUILDING STANDARD SEMI-RECESSED FIRE EXTINGUISHER CABINET. SEE PLANS FOR LOCATIONS.

NEW MILLWORK TO BE CONSTRUCTED REFER TO “MILLWORK NOTES.”

TRANSITION STRIP

DOOR SCHEDULE

NEW BUILDING STANDARD DOOR ASSEMBLY WITH FRAME, LATCHSET, 2 PAIR HINGES AND DOOR STOP. SEE PLAN FOR DOORS WITH INTEGRAL SIDELIGHT.

NEW BUILDING STANDARD DOOR ASSEMBLY WITH FRAME, LOCKSET, 2-PAIR HINGES, DOOR STOP.

NEW 1 HOUR RATED DOOR ASSEMBLY WITH HOLLOW METAL DOOR FRAME, LATCHSET, CLOSER, DOOR STOP, GASKETS AND ALUMINUM THRESHOLD.

EXISTING DOOR ASSEMBLY TO REMAIN.

RELOCATED DOOR ASSEMBLY TOUCH UP AS REQUIRED.

NEW PAIR OF STOREFRONT DOORS TO MATCH EXISTING.

CONSTRUCTION LEGEND

REFRIGERATOR (BY TENANT)

INSTA HOT WATER HEATER

3/4 H.P. GARBAGE DISPOSAL

MICROWAVE (BY TENANT)

COFFEE MAKER (BY TENANT)

COPIER (BY TENANT)

FAX (BY TENANT)

PRINTER (BY TENANT)

NOTE: UNLESS NOTED OTHERWISE, ALL EQUIPMENT TO BE PROVIDED AND INSTALLED BY GENERAL/ELECTRICAL CONTRACTOR.

H. HendyAssociates

HHA

INTERIOR PLANNING AND DESIGN

4770 CAMPUS DRIVE SUITE ONE HUNDRED NEWPORT BEACH CA 92660

TELEPHONE 949-851-3060 FAX 948-851-0807 WWW.HHENDY.COM

THE IRVINE COMPANY

PROJECT

AGREED

ACCEPTED THIS DAY                      DAY OF                         , 2009

TENANT

BY:

TITLE:

NOTE UPON SIGNING THIS SPACE PLAN. ALL OF MY REQUIREMENTS HAVE BEEN ADDRESSED AND I HAVE FULL AUTHORITY TO END MY ORGANIZATION TO TO THIS PLAN. ANY CHANGES TO THIS PLAN AFTER THIS DATE WILL INCUR ADDITIONAL SPACE PLANNING COST TO ME. THE TENANT

ISSUES AND REVISIONS

NO.	DESCRIPTION	DATE
	ISSUE FOR PRICING	05/25/10
	ADDENDUM A	05/28/10
	ADDENDUM B	06/01/10

All specifications, drawings, concepts, designs, components, intellectual and written material represented herein constitute unique and unpublished work of H. Hendy Associates and may not be copied, used by or disclosed to others without written consent of H. Hendy Associates © 2007 H. Hendy Associates

JOB NUMBER	27000.125.10

DATE	MAY 25, 2010

SCALE	NONE

FILE NAME	L157760100PPN

DRAWN BY	DL

APPROVED BY	KW

PROJECT

BOOT BARN

15776 LAGUNA CANYON ROAD IRVINE, CA

PRELIMINARY PRICING NOTES

PPN.0100.15776L

H. HendyAssociates

HHA

INTERIOR PLANNING AND DESIGN

4770 CAMPUS DRIVE SUITE ONE HUNDRED NEWPORT BEACH CA 92660

TELEPHONE 949-851-3060 FAX 948-851-0807 WWW.HHENDY.COM

THE IRVINE COMPANY

PROJECT

AGREED

ACCEPTED THIS DAY                      DAY OF                         , 2009

TENANT

BY:

TITLE:

NOTE UPON SIGNING THIS SPACE PLAN. ALL OF MY REQUIREMENTS HAVE BEEN ADDRESSED AND I HAVE FULL AUTHORITY TO END MY ORGANIZATION TO TO THIS PLAN. ANY CHANGES TO THIS PLAN AFTER THIS DATE WILL INCUR ADDITIONAL SPACE PLANNING COST TO ME. THE TENANT

ISSUES AND REVISIONS

NO.	DESCRIPTION	DATE
	ISSUE FOR PRICING	05/25/10
	ADDENDUM A	05/28/10
	ADDENDUM B	06/01/10

All specifications, drawings, concepts, designs, components, intellectual and written material represented herein constitute unique and unpublished work of H. Hendy Associates and may not be copied, used by or disclosed to others without written consent of H. Hendy Associates © 2007 H. Hendy Associates

JOB NUMBER	27000.125.10

DATE	MAY 25, 2010

SCALE	1/8” = 1’ – 0”

FILE NAME	L157760100PPN

DRAWN BY	DL

APPROVED BY	KW

PROJECT

BOOT BARN

15776 LAGUNA CANYON ROAD IRVINE, CA

2ND FLOOR

PRICING PLAN

PP.0200.15776L